                                                                    EXHIBIT 99.2

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated balance sheet and income statement as of and for the six months ended June 30, 2005 are presented in connection with the acquisition of Somonauk FSB Bancorp, Inc. ("Somonauk") by Princeton National Bancorp, Inc. ("PNBC"). The merger was accounted for using the purchase method of accounting requiring the assets and liabilities of Somonauk to be fair-valued as of the date of the acquisition.

     The unaudited pro forma combined financial information includes estimated adjustments to record the assets and liabilities of Somonauk at their respective fair values and represents management's best estimates based on information available at this time.

     This pro forma financial information is based on the historical consolidated financial statements of PNBC and Somonauk and their subsidiaries under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet assumes the merger was consummated on June 30, 2005. The unaudited pro forma condensed consolidated statement of income gives effect to the merger as if the merger occurred on January 1, 2005. Pro forma per share amounts are based on total merger consideration of 6.6923 shares of PNBC common stock and $783.65 in cash for each issued and outstanding share of Somonauk.

     The unaudited pro forma condensed consolidated financial statements do not reflect any anticipated cost savings and revenue enhancements. Additionally, the Somonauk income statement for the first six months of 2005 includes merger-related expenses. Accordingly, the pro forma consolidated financial condition and results of operations of PNBC as of and after the merger may not be indicative of the results that actually would have occurred if the merger had been in effect during the periods presented or of the results that may be attained in the future.

     This pro forma financial information should be read in conjunction with the historical consolidated financial statements of PNBC and Somonauk, including the respective notes to those financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Income

     (A) To record the issuance of trust preferred securities in the amount of $25,000,000 and a note payable in the amount of $14,600,000.

     (B) To record common stock issued in the amount of $10,000,000 and cash paid of $39,651,123 for the shares of Somonauk. The price of the stock issued is $29.53 resulting in the issuance of 338,617 shares of PNBC stock with a par value of $5.

     (C) To record core deposit intangible created of $6,036,000. The core deposit intangible will be amortized over ten years, resulting in amortization expense of $778,392 in the first year.

     (D) To record the following purchase accounting adjustments based on fair value determinations made at the time the merger was completed:

Loans                           $(1,227,130)
Investments, held-to-maturity   $   165,215
Deposits                        $    63,900
F.H.L.B. Advances               $    71,876

          The premium on loans will be amortized over fifteen years, resulting in an increase of $484,439 (pre-tax) to interest income in the first year. The premium on investments held-to-maturity will be amortized over four years, resulting in a reduction of $41,304 (pre-tax) to interest income in the first year.

          The premium on deposits and F.H.L.B. advances will be amortized over four years, resulting in an addition of $41,912 and $33,785 to interest expense, respectively, in the first year.

          A final appraisal of property and equipment and valuation of acquired mortgage servicing rights have not been received as of the date of this document.

     (E) To record the elimination of Somonauk equity and to record the resulting goodwill determined as follows:

Purchase price                                    $49,651,123
Less: Somonauk equity (as of June 30, 2005)       $24,382,000
                                                  -----------

Goodwill                                          $25,269,123

Plus: Fair value adjustments                      $ 1,197,691
Less: Core deposit intangible                     $ 6,036,000
Less: Tax effect of fair value adjustments and
   core deposit intangible                        $ 1,874,361
                                                  -----------
Resulting goodwill from merger                    $18,556,453

     (F) To record the payment on the notes payable balance from proceeds received from the Farmers dividend to Somonauk of $9,000,000.

     (G) To record interest expense estimated for the first year on borrowings after the merger takes place. It is assumed $9,000,000 of the $14,600,000 of notes payable will be repaid shortly after the transaction closes. The remaining $5,600,000 would have interest expense at the rate of prime minus one percent (currently 5.75%) for a total of $322,000. The Trust Preferred issue of $25,000,000 is estimated to have interest expense at a fixed rate of 5.68% for a total of $1,420,000.

     (H) To adjust for the loss of interest income from the paying of a $9,000,000 dividend by Farmers to the parent company (Somonauk) at the time of closing, using an interest rate of 4.50%.

     (I) The income tax expense for accounting adjustments to the pro forma income statement is calculated using a rate of 38.74%.

     (J) To record the impact of accounting for impaired loans in accordance with AICPA Statement of Position 03-03.

     (K) Pro forma basic weighted average shares outstanding are calculated by using June 30, 2005 weighted average outstanding shares of PNBC of 3,044,233 and adding the additional shares issued at the time of merger of 338,617. The dilution effect is assumed to be the same pro forma as actual at June 30, 2005 for PNBC.

PRINCETON NATIONAL BANCORP, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2005 (in thousands)

                                                                               PRO FORMA
                                                 PNBC       SOMONAUK    ----------------------
                                              historical   historical   Adjustments   Combined
                                              ----------   ----------   -----------   --------
ASSETS
Cash and due from banks                        $ 16,420     $  6,856      39,600 A    $ 14,225
                                                                         (39,651)B
                                                                          (9,000)F

Securities                                      183,322       84,135         165 D     267,622
Federal funds sold                                8,300            0                     8,300
Loans, net of unearned discount                 429,733      113,706      (1,227)D     542,027
                                                                            (185)J

Less: Allowance for loan losses                   2,502          911        (185)J       3,228
                                                -------      -------     -------      --------
   Net Loans                                    427,231      112,795      (1,227)      538,799
Premises and fixed assets                        18,634        3,119                    21,753
Other real estate owned                               0          459                       459

Goodwill                                          1,355            0      (6,036)C      19,912
                                                                          25,269 E
                                                                           1,227 D
                                                                            (165)D
                                                                              64 D
                                                                              72 D
                                                                          (1,874)E

Other intangible assets                           1,213            0       6,036 C       7,249
Other assets                                     24,218        3,014      49,651 B      29,106
                                                                         (49,651)E
                                                                           1,874 E
                                                -------      -------                  --------
   TOTAL ASSETS                                $680,693     $210,378                  $907,425
                                                =======      =======                  ========

LIABILITIES & STOCKHOLDERS' EQUITY
Non-interest bearing deposits                  $ 73,263     $ 16,024                  $ 89,287
Interest bearing deposits                       520,074      163,509          64 D     683,647
                                                -------      -------                  --------
   Total deposits                               593,337      179,533                   772,934
Federal funds purchased                               0            0                         0

Other borrowed money                             29,269        4,408      39,600 A      64,349
                                                                              72 D
                                                                          (9,000)F
Other liabilities                                 4,719        2,055                     6,774
                                               --------    ---------                  --------
   Total liabilities                            627,325      185,996                   844,057

Common stock                                     20,699          640       1,693 B      22,392
                                                                            (640)E

Surplus                                           8,473        3,080      (3,080)E      16,780
                                                                           8,307 B

Retained earnings                                43,757       22,394     (22,394)E      43,757
Treasury stock                                  (20,661)      (2,244)      2,244 E     (20,661)
Accumulated other comprehensive income            1,100          512        (512)E       1,100
                                                -------      -------                  --------
   Total stockholders' equity                    53,368       24,382                    63,368
                                                -------      -------                  --------
   TOTAL LIABILITIES & STOCKHOLDERS' EQUITY    $680,693     $210,378                  $907,425
                                                =======      =======                  ========

See notes to pro forma combined financial statements.

PRINCETON NATIONAL BANCORP, INC.
Unaudited Pro Forma Condensed Consolidated Statements of Income
For the Six Months Ended June 30, 2005 (in thousands, except share amounts)

                                                                                            PRO FORMA
                                                              PNBC       SOMONAUK    ------------------------
                                                           historical   historical   Adjustments    Combined
                                                           ----------   ----------   -----------   ----------
INTEREST INCOME:
   Interest and fees on loans                              $   13,063     $ 3,577          42 D    $   16,882
   Interest and dividends on investment securities              3,419       1,771         (38)D         5,051
                                                                                         (101)H
   Interest on federal funds sold                                  10          30                          40
   Interest on interest-bearing time deposits in
      other banks                                                   9           0                           9
                                                           ----------     -------     -------      ----------
      Total interest income                                    16,501       5,378         103          21,982
                                                           ----------     -------     -------      ----------
INTEREST EXPENSE:
   Interest on deposits                                         5,232       1,707          21 D         6,960
   Interest on borrowings                                         399          87          17 D
                                                                                          871 G         1,374
                                                           ----------     -------     -------      ----------
      Total interest expense                                    5,631       1,794         909           8,334
                                                           ----------     -------     -------      ----------
NET INTEREST INCOME                                            10,870       3,584        (806)         13,648
Provision for loan losses                                           0         126                         126
                                                           ----------     -------     -------      ----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            10,870       3,458        (806)         13,522
                                                           ----------     -------     -------      ----------
NON-INTEREST INCOME:
   Trust & farm management fees                                   828           0                         828
   Service charges and other fees                               2,076         392                       2,468
   Gain (loss) on sales of securities available-for-sale           28          13                          41
   Brokerage fee income                                           292           0                         292
   Mortgage banking income                                        329          47                         376
   Bank-owned life insurance income                               276           0                         276
   Other operating income                                          83         164                         247
                                                           ----------     -------     -------      ----------
      Total non-interest income                                 3,912         616           0           4,528
                                                           ----------     -------     -------      ----------
NON-INTEREST EXPENSE:
   Salaries and employee benefits                               5,987       1,836                       7,823
   Occupancy                                                      676         157                         833
   Equipment expense                                              924         192                       1,116
   Intangible assets amortization                                 104           0         389 C           493
   Advertising                                                    318          30                         348
   Other operating expense                                      2,287       1,368                       3,655
                                                           ----------     -------     -------      ----------
      Total non-interest expense                               10,296       3,583         389          14,268
                                                           ----------     -------     -------      ----------
INCOME BEFORE INCOME TAXES                                      4,486         491      (1,195)          3,782
Income tax expense                                              1,085         205        (463)I           827
                                                           ----------     -------     -------      ----------
NET INCOME                                                 $    3,401     $   286        (732)     $    2,955
                                                           ==========     =======     =======      ==========
EARNINGS PER SHARE:
   Basic                                                   $     1.12     $  5.66                  $     0.87
   Diluted                                                 $     1.11     $  5.66                  $     0.87
Basic weighted average shares outstanding                   3,044,233      50,598     338,617       3,382,850K
Diluted weighted average shares outstanding                 3,067,653      50,598     338,617       3,406,270K


See notes to pro forma combined financial statements.